UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM ETF TRUST
PUTNAM FOCUSED INTERNATIONAL EQUITY FUND
PUTNAM FUNDS TRUST
GEORGE PUTNAM BALANCED FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM HIGH YIELD FUND
PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM LARGE CAP VALUE FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MORTGAGE SECURITIES FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM SUSTAINABLE LEADERS FUND
PUTNAM TARGET DATE FUNDS
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM VARIABLE TRUST

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Summary

• All shareholders of Putnam open-end funds are asked to vote to approve a new management contract and sub-advisory contracts for the funds before special shareholder meetings scheduled for October 20, 2023.

• A proxy statement with complete details about the proposals has been made available to shareholders of record as of July 24, 2023.

• The Board of Trustees of the Putnam Funds unanimously recommends that shareholders vote for all proposals.

• The vote is happening because, as announced on May 31, 2023, Franklin Templeton has entered into a definitive purchase agreement with Great-West Lifeco Inc. to acquire Putnam Investments, with the transaction expected to close in the fourth quarter of 2023.

• Voting for new management contracts will provide you with:

   - Continuity of your fund’s investment management and will allow a fund’s operations to continue uninterrupted after the transaction.

   - A combined organization with greater scale and resources, broader distribution capabilities, and new opportunities to grow.

How shareholders vote

Voting is easy by web, telephone, or mail. Putnam has hired Broadridge Financial Solutions, Inc., to assist in the proxy solicitation.

You may conveniently vote by:

• Web: Visit www.proxyvote.com and enter the voting control number found in the proxy materials you received.

• Telephone: Call toll-free at 800-690-6903 and vote by touch-tone phone (you will need the voting control number found in the proxy materials you received).

• Mail: Sign and date the proxy card and return it in the enclosed postage-paid envelope. If you vote online or by phone, you do not need to mail your proxy card.

If you do not have your voting control number, or if you have any questions, please call toll-free at 833-501-4818 to speak with a proxy specialist.

Voting takes less than one minute. Once you vote either by phone, mail, or online, no additional reminders will be sent.

Putnam Investments | putnam.com	1

Questions and Answers

Why is Putnam holding a special shareholder meeting?

On May 31, 2023, it was announced that Franklin Templeton had entered into a definitive purchase agreement with Great-West Lifeco Inc. to acquire Putnam Investments, with the transaction expected to close in the fourth quarter of 2023. As required by this transaction, the Putnam open-end funds will hold special shareholder meetings on October 20, 2023, to seek approval for a new management contract and new sub-advisory contracts, as applicable, for each fund.

What proposals are being presented to shareholders at the special meeting?

The Putnam open-end funds will hold special shareholder meetings on October 20. The Board of Trustees of the Putnam open-end funds unanimously recommends that shareholders vote “FOR” all proposals described below.

Proposal	Proposal description	Affected funds

1	Approving a new Management	All funds
Contract with Putnam Investment
Management, LLC for your fund

2a	Approving a new Sub-Management	All funds, other than Putnam PanAgora ESG Emerging Markets Equity
	Contract between Putnam	ETF and Putnam PanAgora ESG International Equity ETF
Investment Management, LLC and
Putnam Investments Limited for
your fund

2b	Approving a new Sub-Advisory	Putnam Core Bond Fund, Putnam Dynamic Asset Allocation
	Contract among Putnam	Balanced Fund, Putnam Dynamic Asset Allocation Conservative
	Investment Management, LLC,	Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam
	Putnam Investments Limited, and	Dynamic Asset Allocation Growth Fund, Putnam Emerging Markets
	The Putnam Advisory Company,	Equity Fund, Putnam Focused Equity Fund, Putnam Focused
	LLC for your fund	International Equity Fund, Putnam Global Health Care Fund, Putnam
Global Technology Fund, Putnam International Capital Opportunities
Fund, Putnam International Equity Fund, Putnam International Value
Fund, Putnam Multi-Asset Income Fund, Putnam Research Fund,
Putnam Short Duration Bond Fund, Putnam VT Emerging Markets
Equity Fund, Putnam VT Focused International Equity Fund, Putnam
VT Global Asset Allocation Fund, Putnam VT Global Health Care Fund,
Putnam VT International Equity Fund, Putnam VT International Value
Fund, and Putnam VT Research Fund

2c	Approving a new Sub-Advisory	Putnam PanAgora ESG Emerging Markets Equity ETF and Putnam
	Agreement between Putnam	PanAgora ESG International Equity ETF
Investment Management, LLC and
PanAgora Asset Management, Inc.
for your fund

Putnam Investments | putnam.com	2

What will happen if shareholders do not approve new management contracts?

The transaction (as described in the summary above) will not be completed unless certain conditions are met. One of these conditions effectively requires shareholders of a substantial number of funds in the Putnam family of funds to approve new management contracts to replace those that will terminate automatically upon consummation of the transaction.

If shareholders do not approve a new management contract applicable to your fund, and the transaction is consummated, we will not be able to provide services to the fund, including portfolio management, under the new contract unless and until the contract is approved. If this should happen, Putnam Investments will be able to continue to provide services for your fund for a period of up to 150 days following consummation of the transaction pursuant to an interim management contract and/or interim sub-advisory contract.

We are therefore asking shareholders to approve a new management contract and new sub-advisory contracts, as applicable, for each fund. Each fund’s Board of Trustees has approved the new contracts.

What is the benefit for shareholders of voting for new management contracts?

Approval of the new management contract and new sub-advisory contracts will provide:

• Continuity of the investment program you selected and will allow your fund’s operations to continue uninterrupted after the transaction.

• A combined organization with greater scale and resources, broader distribution capabilities, and new opportunities to grow.

What is the benefit of the transaction?

The acquisition of Putnam Investments by Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with approximately $1.57 trillion in assets under management (as of June 30, 2023). The combined organization will offer greater scale and resources, broader distribution capabilities, and new opportunities to grow.

Will fees change as the result of new management contracts?

It is important to note that the management fee rate for funds under the new contracts will remain the same.

Will portfolio managers change as the result of new management contracts?

The transaction is not expected to result in any change in the portfolio managers of each fund.

Will all shareholders be contacted about the proxy?

The proxy has been made available to shareholders of record as of July 24, 2023 (the record date).

As is Putnam’s common practice, Broadridge Financial Solutions, Inc. has been retained to assist with the proxy solicitation. Shareholders who have not voted their shares may be contacted by Broadridge by phone, mail, or email until they vote their shares. Please do not be concerned about being contacted by Broadridge seeking your participation in the proxy. It is important to remember that once you vote, you will not be contacted about the proxy again.

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What is the voting requirement for approving the proposals?

Approval requires the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the special meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

How can I get additional information on the proposals and how to vote?

Please view the proxy statement for detailed information.

If you do not have your voting control number, or if you have any questions, please call toll-free at 833-501-4818 to speak with a proxy specialist.

Putnam Retail Management
Putnam Investments | 100 Federal Street | Boston, MA 02110 | putnam.com	334926 9/23